UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2025 (July 14, 2025)

ADAPTI, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	000-53336	01-0884561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2278 Monitor St.,
Dallas, Texas	85004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 375-1500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Adapti, Inc., a Nevada corporation (“Company”), filed on July 18, 2025 (the “Original Report”), in which the Company reported, among other events, that on July 14, 2025, it had completed the acquisition of Ballengee Group, LLC, a Texas-based sports agency.

This Amendment No. 1 is being filed by the Company solely to provide the disclosures required by Item 9.01 of the Current Report on Form 8-K that were not previously filed with the Original Report.

Item 9.01 Financial Statement and Exhibits.

In connection with the business combination described in Item 1.01 of the Original Report, and as described in Item 9.01 of the Original Report, the Company is including the following financial statements:

(a)	Financial Statements of Business Acquired:

a.	the audited financial statements of Ballengee Group, LLC for the years ended December 31, 2024 and 2023, attached as Exhibit 99.1(a), and
b.	the unaudited financial statements of Ballengee Group, LLC for the six months ended June 30, 2025 and 2024, attached as Exhibit 99.1(b).

(b)	Pro Forma Financial Information:

a.	the unaudited pro forma condensed combined financial statements for Adapti, Inc. for the years ended March 31, 2025 and 2024, attached as Exhibit 99.2(a), and
b.	the unaudited pro forma condensed combined financial statements for Adapti, Inc. for the three months ended June 30, 2025, attached as Exhibit 99.2(b).

Except as described above, all other information in the Original Report remains unchanged.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1(a)	Audited financial statements of Ballengee Group, LLC as of and for the years ended December 31, 2024 and 2023.
99.1(b)	Financial statements of Ballengee Group, LLC as of and for the six months ended June 30, 2025 and 2024.
99.2(a)	Proforma financial statements for Adapti, Inc. as of and for the years ended March 31, 2025 and 2024.
99.2(b)	Proforma financial statements for Adapti, Inc. as of and for the three months ended June 30, 2025 and 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: October 30, 2025

Adapti, Inc.

By:	/s/ Adam Nicosia
Adam Nicosia
Title:	Chief Executive Officer